UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CHANNELADVISOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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This Schedule 14A filing consists of communications from ChannelAdvisor Corporation, a Delaware corporation (the “Company”), to the Company’s employees, customers and partners relating to the Agreement and Plan of Merger, dated September 4, 2022, by and among the Company, CommerceHub, Inc., a Delaware corporation, and CH Merger Sub, Inc., a Delaware corporation.

The following email was sent to the Company’s employees on September 6, 2022:

To: All ChannelAdvisor Employees

From: David Spitz, CEO of ChannelAdvisor

Date: September 6, 2022

Subject: ChannelAdvisor Enters Into Definitive Agreement to be Acquired by CommerceHub

Confidential ChannelAdvisor Internal Only

ChannelAdvisors,

Please read this email in its entirety.

I am very excited to share with you the next step in ChannelAdvisor’s journey. A few moments ago, we announced via press release that ChannelAdvisor has signed a definitive agreement to be acquired by CommerceHub. This transaction, once it closes (which is subject to customary closing conditions and is a process that normally takes a few months), means that ChannelAdvisor will no longer be a publicly traded company and instead will become part of a combined entity backed by Insight Partners, a leading private equity firm.

Who is CommerceHub?

CommerceHub is a leading unified commerce network connecting supply, demand and delivery for the world’s leading retailers and brands to extend their retail and commerce businesses, and improve the shopping experience for everyone. CommerceHub builds the network making it easier than ever to get the products consumers want, right when they want them. With one of the industry’s most robust and scalable networks, CommerceHub helps over 15,000 retailers, brands and suppliers achieve over $35 billion in Gross Merchandise Value annually.

How does this add value to our clients?

With the acquisition, the complementary combination of CommerceHub and ChannelAdvisor will expand the capabilities we offer for brands and retailers:

•

Brands will be able to manage all their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations.

•

Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in gross merchandise value (GMV) and more than $500M in digital marketing and retail media ad spend annually across the combined network.

•

Companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

In addition, as a private company, the combined entity will benefit from added flexibility and resources to position us for an even stronger future.

Why does this make sense now?

As a public company, one of our board and management team’s responsibilities is to maximize shareholder value. Following our board’s robust review, we decided that combining our operations with CommerceHub achieves that goal.

In addition, the entire executive team is incredibly excited by the opportunities ahead as we join our two companies, combining our significant capabilities to bring more value to our clients. Our company cultures complement each other and we share a vision for the future. We remain deeply committed to enabling online growth for our clients and maintaining an environment for our employees to learn, thrive and grow.

What does this mean for you?

While this announcement is an important milestone, please keep in mind that we are still in the early stages, that the transaction remains subject to certain regulatory and other approvals, and we expect to close the transaction toward the end of 2022.

Until closing, ChannelAdvisor remains a public company that is separate from CommerceHub, and it is essential that we continue to operate independently as we always have – between now and then it is business as usual.

What can you say publicly?

We know that you may get questions regarding this transaction from prospects, clients, and partners. A communication regarding the announcement has also been sent to our known contacts, a copy of which is available on our website https://www.channeladvisor.com/blog/scot/channeladvisor-enters-into-definitive-agreement-to-be-acquired-by-commercehub/. Additional inquiries can be directed to our Head of Investor Relations, Raiford Garrabrant.

IMPORTANT: For regulatory reasons, it is critical that any public commentary about this transaction be subject to legal review and go through official channels. As such, please do NOT post any public comments about the transaction, including on social media.

What’s next?

I hope you are excited to hear this news and it’s very likely you have questions. Please refer to the attached FAQ we’ve drafted to answer some of the questions you may have. Also, we will host two All Hands meetings, one on September 7th at 11:30am EDT and one on September 8th at 9AM AEST in Melbourne (September 7th at 7pm EDT), to enable all of our employees around the world to attend, learn more, and get questions answered. Invitations are on their way! Please choose the call that works best for your schedule - we will invite all employees to both calls, and host them in a webinar format. These calls will not be recorded, so please do plan to join live.

Last, but certainly not least, I want to express my sincere gratitude to all of you. It is because of each of you – your dedication to what we do and passion for our customers – that we are in the position to take this next important step on our journey. Together, we have created something really special here at ChannelAdvisor. We have built a company with industry leading products and services with an incredible culture that propels our employees forward. As we join forces with CommerceHub, I am confident that we can only build upon our past achievements to accelerate our vision to connect and optimize the world’s commerce.

#ThisIsOurTime

/s/ David Spitz

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.ChannelAdvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following FAQ was made available to the Company’s employees on September 6, 2022:

Frequently Asked Questions For ChannelAdvisor Employees

Tuesday, September 6, 2022

Q: What was announced today and what does it mean?

A: On September 6th, 2022, we announced via press release that we have entered into a definitive agreement to be acquired by CommerceHub, a leading commerce network connecting supply, demand and delivery for the world’s leading retailers and brands. We will remain a standalone public company until the acquisition closes, a process which is expected to complete prior to the end of 2022.

The combination of CommerceHub and ChannelAdvisor brings together two companies with complementary capabilities, expanding what we enable for brands and retailers. Backed by private equity, and no longer public, this combination will provide us more flexibility to focus on the best way to grow our business and serve our customers. Working with over 15,000 customers, more than $35 billion in gross merchandise value (GMV) flows through the CommerceHub platform, and when combined with ChannelAdvisor’s 2,800 clients, $15 billion in GMV and over $500M in ad spend management, will enhance our collective scale and ability to deliver value to customers. Our companies share similar cultures focused on customer success, and will provide opportunities for continued growth for many of our employees.

Q: Who is CommerceHub?

A: CommerceHub builds the network making it easier than ever to get the products consumers want, right when they want them. Their unified commerce network is connecting supply, demand and delivery for the world’s leading retailers and brands, to extend their retail and commerce businesses, and improve the shopping experience for everyone. With an industry-leading network, CommerceHub helps over 15,000 retailers, brands and suppliers achieve over $35 billion in Gross Merchandise Value annually. Visit commercehub.com. CommerceHub is backed by Insight Partners.

Q: Who is Insight Partners?

A: Insight Partners is a global software investor partnering with high-growth technology, software, and Internet startup and ScaleUp companies that are driving transformative change in their industries. With investments in companies from all corners of the globe, Insight has always maintained a belief that great software companies can originate from anywhere, and, with the right strategic partner, expand rapidly into new markets. Insight Partners has invested in more than 700 companies worldwide and has seen over 55 portfolio companies achieve an IPO. Visit insightpartners.com.

Q: Why is the combination of ChannelAdvisor and CommerceHub good for our clients?

A: The complementary combination of CommerceHub and ChannelAdvisor is expected to expand capabilities for brands and retailers. Brands will be able to manage all their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations. Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in GMV and more than $500 million in digital marketing and retail media ad spend annually across the combined network. All companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

Q: What attracted CommerceHub to ChannelAdvisor?

A: CommerceHub is excited about the complementary nature of our capabilities and how we expect to be able to enable more growth and value for our clients. Our industry leading products and services, our talented employees, our culture, and our track record of success were clear attributes that attracted them to our company.

Q: When will the transaction close?

A: The transaction is expected to be completed prior to the end of 2022, subject to approval by ChannelAdvisor’s shareholders and regulatory approvals as well as other customary closing conditions.

Q: What should I continue to do during the period between announcement and closing?

A: Until the transaction closes, we remain separate from CommerceHub and continue as a stand alone, independent public company. Our obligations to our clients, shareholders, and to each other continue unchanged – between now and closing, it is business as usual. As a result, we expect each of you to continue to perform your duties to the best of your abilities — as you do today – to achieve our objectives. We need to enable our clients to have a strong holiday season, as we always do. Finally, we need to continue to operate our business with a focus on results and the financial discipline we are accustomed to.

Q: What do I need to do differently during the period between announcement and closing?

A: During this period, it is business as usual, although you may see some procedural changes to ensure we comply with the terms of the merger agreement. While we go through this period, some of you may be involved in preliminary integration planning, and we will provide separate guidance for those activities. For the rest of you, it is essential that we continue to operate independently as we always have.

Because of the regulatory requirements associated with the acquisition of a public company, you should refrain from commenting or posting about the transaction in any public forum, including social media. Further, you should not have discussions with CommerceHub regarding the transaction outside of the formal integration planning process through approved integration planning teams. If you have doubts about what is permitted, please ask first!

Q: How will this impact or change our product strategy?

A: Prior to the closing, our product strategy will not be impacted. We will carry on business as usual with our October and January releases. Following the closing, we look forward to the opportunity to integrate and leverage each other’s platforms in order to expand capabilities for brands and retailers and enhance the ability for companies across the network to save on delivery costs, improve delivery experiences, and improve their consumer experience. But, until that time, we will continue to execute as planned.

Q: What changes should customers expect?

A: There is no change anticipated for customers during the period between announcement and closing. It’s business as usual. Following the closing, as synergies are identified and implemented, there will be opportunities for our clients to take advantage of the expanded capabilities we will offer in the market. We remain deeply committed to delivering on our product roadmap, as well as our current and future customer commitments. As we work with CommerceHub to plan our go forward approach post closing, we will identify shared customers and devise a plan for how to effectively coordinate efforts between our teams to ensure a positive customer experience as we transition.

Q: What am I allowed to say publicly as a ChannelAdvisor employee?

A: As with any acquisition, we are limited to what we can say publicly until the transaction closes. You can refer inquiries to our public communications posted on our website https://www.channeladvisor.com/blog/scot/channeladvisor-enters-into-definitive-agreement-to-be-acquired-by-commercehub/ or refer them to our Head of Investor Relations, Raiford Garrabrant or our CMO, Mike Shapaker. Otherwise, you are expected not to comment.

Q: May I communicate this news via social media or comment on this news via my social channels?

A: Remember, under no circumstances should you communicate socially on behalf of ChannelAdvisor or CommerceHub or in such a way that appears you are communicating as a representative of ChannelAdvisor or CommerceHub. ChannelAdvisor has designated people who are appointed to initiate or comment on this news.

Q: How will this change be communicated to customers and partners?

A: We will send an email message to known contacts at our clients and partners today sharing the announcement. We will post a copy of this message on our website as well.

Q: What do I do if a customer or partner or some other external party (like a news outlet) reaches out to me to ask about the acquisition?

A: Feel free to refer them to the press release and customer / partner / investor relations content on our website here. If there are additional questions, please refer the inquiry to Raiford Garrabrant, our Head of Investor Relations, or Mike Shapaker, our Chief Marketing Officer. Please do not try to answer questions or offer commentary about the transaction yourself!

Q: What changes when we become a private company? What stays the same?

A: As a public company, we have shareholders who can invest in our company through the purchase of shares through the NYSE, and a board of directors that guides our business, in addition to our leadership team. Once the transaction closes and we become a private company, and combine our operations with CommerceHub, we will (i) integrate our internal leadership team, have new, private shareholders, and we will leverage the CommerceHub board of directors for guidance as we go forward, (ii) no longer be required to file business results and quarterly and annual reports, host public quarterly earnings calls, or do analyst and shareholder engagement, and (iii) have more flexibility to make long-term changes in our business that may impact near term results, without the scrutiny that sometimes makes it more difficult for public companies to execute strategic changes.

Q: I have been awarded ChannelAdvisor RSU’s. Some of it is vested and some of it is not yet vested. What happens to my equity?

A: For the vested restricted stock units (“RSUs”) that have converted into shares of common stock of ChannelAdvisor that you own outright, those shares will be converted to cash at the closing of the proposed transaction at a price of $23.10 per share, less applicable withholding. For any unvested RSUs you hold, each such unvested RSU will be converted automatically at the closing of the proposed transaction into the right to receive $23.10 per unit in the future, payable according to the existing vesting schedule applicable to such RSU, provided you remain an employee through the applicable vesting date. So, for example, if you have 1,000 unvested RSUs, and 500 vest on January 1, 2023 and 500 vest on January 1, 2024, you will be eligible to receive an amount in cash equal to 500 RSUs x $23.10 (less applicable withholding) on each of January 1, 2023 and January 1, 2024 so long as you remain employed by CommerceHub on the applicable vesting date.

Q: What happens to my vested stock options?

A: If you hold vested stock options, you will be paid the difference between $23.10 and the exercise price for each option, less applicable withholding.

Q: Am I allowed to trade shares during the period between announcement and closing?

A: No. The trading window is and will remain closed until the transaction closes, as is customary for transactions of this nature. If you have questions, please contact our general counsel, Kathy Twiddy.

Q: Will our employee benefit plans change?

A: Until the closing of the transaction, we do not anticipate changes in our employee benefit plans.

Q: Will we continue to follow our Quarterly Wellness Days, 2022 holidays, and other PTO plans?

A: Yes, we will continue to honor our planned 2022 wellness days, holidays and PTO plans at this time. 2023 plans will be shared as they become available.

Q: How will this transaction impact our culture?

A: As we enter into the planning phase, our integration planning teams will be spending a lot of time with CommerceHub, getting to know them and more about their company culture, as we share all about the culture we are so proud to have created here at ChannelAdvisor. Together, we will design the culture of the combined organization as we go forward.

Q: When can I expect to hear additional information about the transaction?

A: There will be two All Hands meetings hosted on Tuesday, September 6th (ET). Choose the one that works for you and join the meeting to hear more and ask questions. The meetings will be virtual via zoom and will not be recorded. We will continue to share information as it becomes available as we proceed through the planning period.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following email was sent to the Company’s customers and partners on September 6, 2022:

To: ChannelAdvisor Customers and Partners

From: David Spitz, CEO of ChannelAdvisor

Date: September 6, 2022

Subject: ChannelAdvisor Enters Into Definitive Agreement to be Acquired by CommerceHub

To all of our valued customers and partners,

Since ChannelAdvisor was founded more than 20 years ago, we have been connecting and optimizing the world’s commerce through innovative, industry leading products and solutions, extensive channel integrations, a network of partners, and our talented employees, enabling brands and retailers to grow their online businesses.

Our focus on your success has been instrumental in ChannelAdvisor’s success and we’re now excited to share the next major milestone in ChanelAdvisor’s journey.

Today, we announced via press release that ChannelAdvisor has signed a definitive agreement to be acquired by CommerceHub, a leading commerce network connecting supply, demand and delivery for the world’s leading retailers and brands. The complementary combination of CommerceHub and ChannelAdvisor will expand the capabilities we offer for brands and retailers:

•

Brands will be able to manage all their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations.

•

Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in gross merchandise value (GMV) and more than $500M in digital marketing and retail media ad spend annually across the combined network.

•

Companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

In addition, as a combined, private company, the combined entity will benefit from added flexibility and resources to position us for an even stronger future.

What does this mean for you?

For now, it’s business as usual. We remain deeply committed to delivering the proven solutions that help brands and retailers grow their ecommerce businesses. This remains our unwavering focus. Our partners remain a key enabler of our customers’ success and a critical component of our ongoing strategy to drive growth and leadership in the market.

What’s next?

We expect the transaction to close by the end of 2022, subject to shareholder approval and other customary closing conditions and regulatory approval.

We are excited about the benefits this combination will bring to our customers, partners and employees. As we work through the next steps in the process, we remain focused on enabling your success as we collectively plan for the upcoming holiday season and close out 2022!

Sincerely,

/s/ David Spitz

David Spitz

CEO, ChannelAdvisor Corporation

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following key message and FAQ guide for the Company’s customer and partner facing teams was made available on September 6, 2022:

To: ChannelAdvisor customer and partner facing teams

From: Mike Shapaker

Date: September 6, 2022

Subject: Today’s Acquisition Announcement - Key Message and FAQ Guide

ChannelAdvisor client and partner facing teams,

This document is for internal use only and meant only as a guide for ChannelAdvisor sales, account management, partner management, business development, services and support.

Please remember that any disclosure of specific information or speculation beyond what has been communicated in public materials MUST be avoided.

You may use the below talking points during conversations with customers, prospects or partners. Should you receive questions or requests for more specific information, please contact an authorized ChannelAdvisor spokesperson:

•	Customers, Prospects, Partners: Mike Shapaker

•	Investors and Shareholders: Raiford Garrabrant

•	Media and Industry Analysts: Mike Shapaker (Media) and Raiford Garrabrant (Analysts)

Announcement Details:

•

On September 6, 2022, ChannelAdvisor announced it has entered into a definitive agreement for CommerceHub, a leading commerce network connecting supply, demand and delivery for the world’s leading retailers and brands, to acquire the outstanding shares of ChannelAdvisor.

•	Under the terms of the agreement, ChannelAdvisor stockholders will receive $23.10 per share in cash.

•

The transaction is expected to close by the end of 2022, subject to shareholder approval and other customary closing conditions including regulatory approvals. Until then, the deal has not closed and we remain separate companies.

•	Upon close, the combined entity will be a private company, backed by Insight Partners and other investors.

General Statements:

•

CommerceHub’s unified, industry leading commerce network is connecting supply, demand and delivery for the world’s leading retailers and brands. CommerceHub helps over 15,000 retailers, brands and suppliers achieve over $35 billion in gross merchandise value (GMV) annually. CommerceHub is backed by Insight Partners, a leading private equity firm.

•

Insight Partners is a global software investor partnering with high-growth technology, software, and Internet startup and ScaleUp companies that are driving transformative change in their industries. As of June 30, 2022, the firm has over $80B in regulatory assets under management. Insight Partners has invested in more than 700 companies worldwide and has seen over 55 portfolio companies achieve an IPO.

•	The complementary combination of CommerceHub and ChannelAdvisor expands the capabilities we offer for brands and retailers:

•

Brands will be able to manage all their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations.

•

Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in gross merchandise value (GMV) and more than $500M in digital marketing and retail media ad spend annually across the combined network.

•

Companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

•	As a combined, private company, the consolidated entity is expected to benefit from added flexibility and resources to position us for an even stronger future.

•

ChannelAdvisor remains deeply committed to delivering the proven solutions our customers have come to rely on and to helping our clients continue to grow their ecommerce business. This remains our unwavering focus.

•	Our partners remain a key enabler of our customers’ success and a critical component of our ongoing strategy to drive growth and leadership in the market.

•	We are excited about the benefits this transaction will bring to our customers, partners and employees. We look forward to connecting with you as we collectively plan for the upcoming holiday season.

This content will be available via OKTA for your reference later today. Should you have questions or need further assistance, reach out.

Thanks,

Mike

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following blog post is publicly available on the Company’s website as of September 6, 2022:

Since ChannelAdvisor was founded more than 20 years ago, we have been connecting and optimizing the world’s commerce through innovative, industry leading products and solutions, extensive channel integrations, a network of partners, and our talented employees, enabling brands and retailers to grow their online businesses.

Our focus on our customers’ success has been instrumental in ChannelAdvisor’s success and we’re now excited to share the next major milestone in ChanelAdvisor’s journey.

Today, we announced via press release that ChannelAdvisor has signed a definitive agreement to be acquired by CommerceHub, a leading commerce network connecting supply, demand and delivery for the world’s leading retailers and brands. The complementary combination of CommerceHub and ChannelAdvisor will expand the capabilities we offer for brands and retailers:

•

Brands will be able to manage all their public and private marketplaces alongside their retailer connections with a single vendor, improving efficiency by unifying first-party, dropship, and third-party integrations.

•

Retailers will be able to access an even larger pool of brands, with over 18,000 customers transacting more than $50 billion in gross merchandise value (GMV) and more than $500M in digital marketing and retail media ad spend annually across the combined network.

•

Companies across the network will be able to save on delivery costs and improve delivery experiences with Delivery Suite, and improve their consumer experience with Shoppable Media and Brand Analytics.

In addition, as a combined, private company, the combined entity will benefit from added flexibility and resources to position us for an even stronger future.

As we work through this process, we remain deeply committed to delivering the proven solutions that help brands and retailers grow their ecommerce businesses. This remains our unwavering focus. Our partners remain a key enabler of our customers’ success and a critical component of our ongoing strategy to drive growth and leadership in the market.

We expect the transaction to close by the end of 2022, subject to shareholder approval and other customary closing conditions and regulatory approval.

We are excited about the benefits this combination will bring to our customers, partners and employees.

Sincerely,

/s/ David Spitz

David Spitz

CEO, ChannelAdvisor Corporation

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following twitter post by Scot Wingo, co-founder and a member of the Company’s Board of Directors, is publicly available as of September 6, 2022:

v

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving ChannelAdvisor and CommerceHub, Inc. In connection with the proposed transaction, ChannelAdvisor will be filing documents with the SEC, including preliminary and definitive proxy statements relating to and describing the proposed transaction. The definitive proxy statement will be mailed to ChannelAdvisor stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on ChannelAdvisor’s website at www.channeladvisor.com or by contacting ChannelAdvisor Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the proposed transaction. Information about ChannelAdvisor’s directors, executive officers and employees in the proposed transaction will be included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, potential delays in consummating the proposed transaction, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.